Exhibit 99.1

Investor Conference Call June 26, 2007 Other OTC: NAVZ

Safe Harbor Statement Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward- looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "goal" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial data presented in this package for the 2005 fourth quarter, the 2006 first, second, third and fourth quarters and the 2007 first and second quarters are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of our 2005 fourth quarter, 2006 first, second, third and fourth quarters and 2007 first and second quarters financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and financial information for 2005, 2006, and 2007 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar participants on the call Dan Ustian - Chairman, President, & Chief Executive Officer Bill Caton - Executive Vice President & Chief Financial Officer Terry Endsley - Senior Vice President & Treasurer Heather Kos - Director of Investor Relations

Update Restatement and Reaudit Progress 2007 Industry Landscape Progress on Strategy Great products Competitive cost structure Profitable growth Continuing Liquidity Summary

Traditional U.S. and Canada Retail Class 6 - 8 Industry Landscape Combined Class 8 Class 6 - 8 *Navistar's fiscal year is 11/1-10/31

Industry Economic Factors Key Economic Factors GDP Diesel Fuel ATA Monthly Truck Tonnage Index Orders impacted by 2006 prebuy and by customer confidence in 2007 product Inventory

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15 Billion Revenue $1.5 Billion Segment Margins >10% Average Segment Margins Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built

U.S. and Canada Market Share Leader in Class 6-8 Trucks and School Bus *Market Share (1,2) - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retail sales in the United States and Canada for School Bus and Classes 6-8. COMBINED CLASS 8 CLASS 6-7 BUS April YTD Combined Class 6-8 Market Share 25.1% ~

Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end Other Non-Traditional/ Expansion Markets*** Small Bus Workhorse (Commercial Chassis lower than Class 6, RV's and Bus) Class 4/5 LCF Class 5 Conventional Non-Traditional/ Expansion Markets** Export (Mexico and all other countries) Military -Export Traditional* U.S. and Canada Bus and Class 6-8 Trucks Military - U.S. Note-Other slides within this presentation will refer to all Military sales as "Non-Traditional" growth since Navistar just entered this area

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15 Billion Revenue $1.5 Billion Segment Margins >10% Average Segment Margins Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built

Positioned for Success 4% better fuel economy Synchronized service intervals which means 59 less service visits Tilt-Away Bumper for easier serviceability Automated/Manual Shift controls on steering column Multiplex Electrical System and Diamond Logic Updated wheel control and improved ergonomics Competitive advantage Unparalleled Driver Satisfaction Unprecedented Uptime Outstanding Aerodynamics Lowest Out Of Motion Cost Supports > 10% segment margins goal

ProStar Positioned for Success

TRUCK	2007	2008	2009
ProStar™	60%	100%	100%

Phase I - 122" Bumper to back of cab (BBC)



Phase I-Targeted for owner operators and fleet customers

Phase II-

- Sky Rise – targeted to optimize team driving fleets (coast-to-coast)
- 113" BBC-owner operators and fleet customers that value improved visibility, maneuverability, and weight
- 56" Flat Roof-Targeted for owner operators and fleet customers who haul bulk goods (i.e. coils and liquids).

Phase II – Expected to launch in 1st half of 2008

Skyrise



113" BBC



56" Flat Roof



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Great Products: MAXXFORCE Engine

Brand new technologies built for power, reliability, durability and fuel economy



South American Engines

I4 / I6

Complete line of 3L-7L products



MaxxForce™ 5

4.5L V6

June 2007 launch



MaxxForce™ 7 Ford V8

6.4L V8

February & March 2007 launches



MaxxForce™ DT Series 9/10

7.6L / 9.3L

March 2007 launch



MaxxForce™ Big Bore

11L and 13L

Late 2007 launch

World Wide Engine Shipments[1]

	Quarter-over-Quarter		
Navistar (WW Engine Shipments)	**2Q07**	**2Q06**	**% Change**
Ford - V8	51,094	85,188	(40.0%)
Other OEM's (All Models)	31,473	35,766	(12.0%)
Engine Shipments to Truck Group	12,093	24,498	(50.6%)
Total Navistar	**94,660**	**145,452**	**(34.9%)**

Key Takeaways:

- 46% market share in Mid-size pick up trucks in South America
- 40% market share in heavy-duty diesel pickup/vans
- 37% market share in class 6-7 Truck and School Bus

Note: Market Share Information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end.

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V8 Great Products: 2007 Engine Performance Value Proposition: Reliability Performance Fuel Economy Low NVH Light & Medium Truck - December 2006 / January 2007 "Our lab data verifies a double-digit fuel economy gain with the new MaxxForce 7. Even with increased displacement and the impact of exhaust, after treatment devises testing indicates the fuel economy will not degrade under any operating conditions." I6

Mexico & Export ProStarTM CE 300 4400 Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 All new product platforms within the last 5 years *Includes Commercial Chassis and RV units Great Products Summary

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15 Billion Revenue $1.5 Billion Segment Margins >10% Average Segment Margins Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built

Actions and initiatives expected to drive average 10% segment margins 2007 2008 2009 2007 2008 2009 60% 100% 100% 70% 100% 70% 90% 100% 50% 75% 100% 30% 65% 100% 50% 100% 100% 50% 75% 100% 70% 90% 100% 30% 65% 100% 50% 100% 100% 25% 100% 70% 100% 100% 100% Big Bore Big Bore TRUCK ProStar TM MaxxForce TM Material Initiatives (Global Sourcing, etc.) Non-Traditional/Expansion Markets Growth Parts Growth Manufacturing Efficiencies

ProStarTM contributes to our competitive cost structure

Global Sourcing: 5-year Road Map 2007 Projected Global Sourcing: ~$0.9 Billion ($ millions) Note: Global sourcing expected to move from 7% of total buy in 2005 to 14% in 2007, up to 20% in 2011. Initial global sourcing simpler components will yield 10% while complex components are expected to be 10 - 20% *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. There may be other obligations that may be reclassified as debt as a result of the restatement (e.g. leases). **Projected

MaxxForceTM 11L/13L contributes to our competitive cost structure

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15 Billion Revenue $1.5 Billion Segment Margins >10% Average Segment Margins Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built

2007 2nd Quarter-Growth Dealer Distribution Strategy Military Growth* 2007 2nd quarter sold 850 units; 2006 2nd quarter sold 513 units 65.7% increase Mexico & Export Growth** 2007 2nd quarter sold 5,569 units; 2006 2nd quarter sold 3,987 units 47.6% increase Other Non-Traditional/Expansion Markets Growth*** 2007 2nd quarter sold 3,058 units; 2006 2nd quarter sold 2,620 units 16.7% Increase 932 dealer locations Distribution - Growing our global network Growing with our Best In Class Distribution network 312 International dealers in the U.S., Canada and Mexico * Military units include both U.S and Export units ** Includes Mexico and Export, excludes LCF (Classes 4&5) *** Includes Small Bus, LCF (Class 4&5), Class 5 and Workhorse (Commercial Chassis lower than Class 6 RV's and Bus)

Mexico & Export Increase export market share Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges* from 35K - 45K *Includes Commercial Chassis and RV units Great Products: Growth Key Takeaways Mexico/Export Military MRAP Reorders All Other Expected Goal 35K - 40K

MRAP "It's not just a contract it's a privilege" Awarded $623 Million Contract for 1,200 Category 1 units in May, 2007 Awarded $8.5 Million Contract for 16 Category 2 units in June, 2007

MRAP Leveraging what we have and what others have built Delivered and completed testing early Largest single MRAP contract awarded YTD* Opportunity exists for additional orders Establishes Navistar as Prime Supplier of tactical wheeled vehicles MRAP award was for vehicles. This includes our MaxxForceTM engine Total MRAP requirement estimated at least 7,700 units *As of June 19, 2007

Delivering Profitable Growth
Military

Why Navistar?

- ✓ Production Capability/Cost – Military trucks require little capital investment since they are produced off existing platforms
- ✓ Best in Class distribution network – Field service and maintenance
- ✓ Aggressive Delivery – Current trucks expected to be delivered less than six months after contract award



Military - Growth
April YTD Shipments
2,000
1,000
0
Up ~67%
2006
2007

Over 27 contracts won to date
Total mature value => greater than $1.8 Bn in potential orders from 2007 to 2009

5000 MV
Armored Line Haul Tractor
Logistics Iraq



7000 MV
Military Support Mission U.S.
Afghanistan & Iraq, Taiwan, Canada



Mine Resistant
Ambush Protection (MRAP)
Mine & IED Protected Vehicle for
Marines & Army, Afghanistan & Iraq



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Delivering Profitable Growth Military Future Tactical Truck Systems (FTTS) Demonstrator of Advanced Armor & Vehicle Capabilities Joint Light Tactical Vehicle (JLTV) Next Generation HMMWV What's next? TACOM continued support Foreign Military Sales MRAP FTTS JLTV FMTV M915 Delivered in November 2006 Mine Resistant Ambush Protection (MRAP) Mine & IED Protected Vehicle for Marines & Army Afghanistan & Iraq

Parts Growth Organic Growth Profitably Grow our Core Business Grow 1st Owner N.A. Parts Share Leverage ProStarTM and MAXXFORCETM Improved dealer capabilities Integrated customer experiences Additional national account customers Competitiveness through global supply base Increase N.A. share of 2nd- 4th Owner parts market Align products with customer needs (brands, quality, price and terms) Pull customers into channel New B2B parts sales New Business Diversify our Overall Business by 20% Military Parts Mission Support of Vehicles/Engines New "All Makes" Parts Accounts with Defense Logistics Agency (DLA) Local Base Provisioning Global Spares/Aftermarket Global aftermarket accounts Dealer expansions in growth markets Class 3-5 Parts Business Extend aftermarket product lines Establish B2B partnerships Parts Distribution Center MaxxForce BigBore

Capital Structure, Cash and Liquidity On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. There may be other obligations that may be reclassified as debt as a result of the restatement (e.g. leases). Preliminary and Unaudited

2007 Liquidity 2007 Q2* 2007 FY* As expected, our normal working capital cycle had an impact on cash balances in Q2 Mfg. Cash Bal.* *Preliminary and Unaudited

Other 2007 Actions Working capital management emphasis 2007 capital expenditures We expect NFC to continue to provide consistent earnings and to make significant dividends to the parent company We are well prepared for labor negotiations with the UAW We believe we are well positioned to fully capture the 2008 truck market On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements.

After the 2nd Quarter, 2007 Outlook remains the same

Less dependent on the Traditional U.S. and Canada Markets

- U.S. and Canada Bus and Class 6-8 Industry
  - ~300K (2007 down 34% from 2006)
- Engine shipments expected to decrease by ~10%-15% in 2007
- Planned response:
  - Goal is to maintain market share in Bus, Medium and Severe Service
    - School Bus chassis – 64%
    - Medium – ~40%
    - Severe Service-23%
    - Grow market share in Heavy Line Haul Class 8
  - Focus on margin improvement actions
  - Grow Parts
  - Grow Military
  - Grow all other non-traditional (expansion) markets

2007

Offset:

Cost Reductions ↑
Parts ↑
Military ↑
Export ↑
Workhorse (RV) ↑
India ↑
MWM ↑

Reduced Breakeven

Total U.S. & Canada Industry Demand ↓

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Summary - Keys to Success Challenges 2007 Industry Restatement Ford Successes and Opportunities Military Other strategic alliances We expect strong operations as we move from 2007 to 2009

Total U.S. & Canada Industry ? What it Means for Navistar in 2007 and Beyond We expect new products and markets to enhance the growth of our business while our cost structure drives increasing profitability Total U.S. & Canada Industry Demand *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Cost Reductions ? Parts ? Military ? Workhorse ? Export ? India ? MWM ? Reduced Breakeven Record EPS >10% Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy

Appendix Frequently Asked Questions & Supplemental Data

Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Q1: When will you be able to quantify the impact of the restatement? A: Since the company's review process is not yet complete, any assessment of the nature or scope is preliminary and subject to change. Navistar intends to disclose the financial impact of the restatement on prior years when the information is definitive and audited. Q2: What accounting matters are among the items being reviewed in the restatement process? A: (a) whether certain leases should have been accounted for as capital leases; (b) whether certain affiliates should have been consolidated; (c) the adequacy of amounts recorded for asbestos liabilities; (d) the timing of revenue recognition; (e) the accounting for deferred income tax assets; (f) the accounting for customer and vendor settlements; (g) application of depreciation method; (h) intercompany accounts reconciliations; (i) inventory valuations; (j) accounts payable at the company's Canadian and Mexican subsidiaries; (k) the company's presentation of reportable business segments; (l) the accounting and reporting for derivatives; (m) restructuring related costs; (n) post retirement benefits; (o) the sale of receivables; (p) acquisitions; (q) income tax reserves; (r) foreign currency matters related to its affiliates that operate outside of the United States; (s) the accounting for product development programs; (t) the accounting for supplier rebates and warranty recoveries; (u) the accounting for truck warranty work to be provided by the company outside of the terms of contractual arrangements; and (v) shifting of expense amounts between periods of one of the company's foundry operations (w) other items may also come up given the ongoing accounting review Q3: Can you give us any update on your 2007 EPS guidance? A: We will not give specific guidance for 2007 at this time.

Q4: What is in your Dealcor debt? A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets. Q5: How many Dealcor dealers did you have at April 30, 2007? A: Of our 312 primary dealers, 23 were Dealcor dealers. Q6: You have a goal to obtain 10% average segment margin by 2009. Can you update us on your cost competitive actions? A: Due to the restatement process, we cannot give progress to the specific goals, but based on our strategic initiatives in global sourcing, growing scale, strategic partnering with others, design changes and a continued focus on manufacturing efficiencies, we believe we are on track, if not ahead, to meet these goals by 2009. Q7: What should we assume the company will spend on capital expenditures in 2007? A: For 2007, we still expect our capital expenditures to be within the lower half of the $250 million to $350 million range. We continue to fund our strategic programs. Q8: What do you finance at Navistar Finance Corporation (NFC)? A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company's wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q9: Can you provide an update on the negotiations with the UAW ? A: Union members failed to ratify a tentative agreement reached by the company and union bargaining committee in May of 2006. We continue to expect no impact to the business given that current contract runs through September 30, 2007. As is typical, we will begin formal discussions on a new UAW master contract soon. Q10: Have you seen any year-over-year steel, precious metals and resin cost increases in 2007? A: Through April 30th, our unaudited year-to-date costs reflect $25 million for steel and precious metals increases and $9 million for other cost increases associated with resins and petroleum products. Generally, we have been able to recover these increases in the marketplace via pricing performance. Q11: What is the difference between MRAP Category 1, 2, and 3? A. Category 1 vehicles support operations in an urban environment. Category I vehicles are the smallest of the three MRAPs and typically have more maneuverability which is necessary for an urban setting. Navistar's category I vehicle is called the MAXXPRO. Category 2 vehicles are configurable support vehicles which support multi-mission operations such as convoy lead, troop transport, explosive ordnance disposal and ambulance/casualty evacuation. These have a greater seating capacity. Navistar's category II vehicle is called the MAXXPRO XL. Category 3 vehicles are currently single sourced from another company. These vehicles support route clearance missions and explosive ordnance disposal operations. They also have greater seating capacity. Q12: What is the status of the commercial vehicle part of your joint venture with Mahindra? A. Mahindra International Limited (MIL) is comprised of three divisions: Component Sourcing, Engineering Services, and Commercial Vehicles. On the Commercial Vehicle side the joint venture is: Currently selling commercial trucks and buses in India in the Class 3-4 range. These were Mahindra products and this portion of their business was transferred into the joint venture. Launching upgraded bus products now, including one with a new common rail electronic engine (Mahindra's new 2.7L engine). The joint venture plans call for the launch of additional upgrades every 3-6 months through calendar year 2009. Currently developing a full line of new vehicles in the Class 4-8 range. Planning to launch new heavy trucks beginning in December 2008 out of a Greenfield plant in Pune, India. Estimating that at maturity in 2011, its target volume will be 60,000-65,000 units per year in a market of 400,000 units (Class 3-8) Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

Order Receipts - U.S. & Canada Source: ACT data combined with Internal Company reports

World Wide Engine Shipments

SEC Regulation G *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)

Definitions